UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On March 29, 2022, 1,094,434 Class A-2 Units held by current and former affiliates and employees of SmartStop Asset Management, LLC, the former sponsor of SmartStop Self Storage REIT, Inc. (the “Company”), were converted into 1,094,434 Class A-1 Units pursuant to the achievement of the second tier of earnout consideration received in connection with the self administration transaction entered into on June 28, 2019. Pursuant to the Third Amended and Restated Limited Partnership Agreement, as amended to date, of SmartStop OP, L.P., the operating partnership of the Company (the “Operating Partnership”), Class A-1 Units of the Operating Partnership are exchangeable for shares of Class A common stock of the Company. The issuance is not registered under the Securities Act of 1933, as amended (the “Securities Act”) and is being made pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated thereunder. Neither the Class A-1 Units, nor the shares that may be issued upon an exchange of the Class A-1 Units, may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01. Other Events.

The Company has changed its distribution authorization from quarterly to monthly for the second quarter of 2022 and the foreseeable future. This change in distribution policy was made in connection with the Company’s previously disclosed process for reviewing alternatives in order to provide liquidity to its stockholders.

On March 25, 2022, the Board authorized a daily distribution rate of approximately $0.00164 per day per share on the outstanding shares of common stock payable to Class A and Class T stockholders of record of such shares as shown on the Company’s books at the close of business on each day of the period commencing on April 1, 2022 and ending April 30, 2022. Such distributions payable to each stockholder of record during April 2022 will be paid in May 2022.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: March 29, 2022	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer